SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2004

RESPIRONICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-16723	25-1304989

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1010 Murry Ridge Lane Murrysville, Pennsylvania		15668-8525

(Address of Principal Executive Offices)		(Zip Code)
724-387-5200

(Registrant’s telephone number, including area code)

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Item 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS	3
SIGNATURES	4

Item 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS.

     On July 30, 2004, Respironics, Inc. issued the following notice to its Directors and Executive Officers pursuant to Rule 104 of Regulation BTR and Section 306(a) of the Sarbanes-Oxley Act of 2002:

To:	Members of the Respironics, Inc. Board of Directors and Executive Officers
From:	William R. Wilson, Vice President of Human Resources
Date:	July 30, 2004
Subject:	Notice of Blackout Period for Respironics, Inc.’s Common Shares

This letter is to advise you of an upcoming Blackout Period (defined below), during which you will not be permitted to acquire or transfer any equity security in association with your service or employment as a Director or Executive Officer of Respironics, Inc. (the “Company”).

Restrictions Applicable to Respironics, Inc. Retirement Savings Plan
Respironics, Inc. and the applicable trustee under the Respironics, Inc. Retirement Savings Plan (the “Plan”) will suspend contribution and investing activities under the Plan. This suspension, called the Blackout Period, will begin at 4:00 p.m. August 20, 2004 and will continue until the Plan has completed its change to a new record keeper/third party administrator and investment custodian, which includes the replacement of existing investment funds offered under the Plan with new investment funds. During this Blackout Period, participants in the Plan will not be able to enroll in the Plan, obtain loans, take distributions, direct or diversify investments, or roll over funds into or out of the Plan. In particular, participants will be unable to purchase, sell, or otherwise acquire or transfer an interest in the Respironics, Inc. Common Stock Fund (see further restrictions below pertaining to other transactions by Directors and Executive Officers in the Company’s common stock). Currently, the Company expects the transition will be complete, and the Blackout Period will end during the week of September 19, 2004.

Restrictions Applicable to Other Transactions in Respironics, Inc. Common Stock
Pursuant to the requirements of Rule 104 of Regulation BTR of the Securities and Exchange Commission and Section 306(a) of the Sarbanes-Oxley Act of 2002, Directors and Executive Officers and members of your immediate family may not directly or indirectly purchase, sell, or otherwise acquire or transfer any Respironics, Inc. equity security acquired in connection with your service or employment as a Director or Executive Officer during the Blackout Period, whether or not you participate in the Plan. In addition to the restrictions applicable to the Respironics, Inc. Retirement Savings Plan described in the previous paragraph, you may not make any trades in Respironics, Inc. common stock during the Blackout Period (including open market transactions, option exercises, and transactions in any deferred compensation plans).

If you have any questions regarding the restrictions applicable during the Blackout Period, including inquiries as to whether the Blackout Period has begun or ended, please contact me at 1010 Murry Ridge Lane, Murrysville, Pennsylvania, 15668 or by telephone at (724) 387-5210.

During the blackout period referenced in the above notice, and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting the individual identified in the notice.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRONICS, INC.

By:	/s/ Daniel J. Bevevino Daniel J. Bevevino Vice President, and Chief Financial and Principal Accounting Officer

Dated: July 30, 2004

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